UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Morningstar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORNINGSTAR, INC.

22 WEST WASHINGTON STREET

CHICAGO, IL 60602

D98940-P86448

Your Vote Counts!

MORNINGSTAR, INC.

2023 Annual Meeting

Vote by May 11, 2023

11:59 PM ET

You invested in MORNINGSTAR, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2023.

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Joe Mansueto	For

1b.	Kunal Kapoor	For

1c.	Robin Diamonte	For

1d.	Cheryl Francis	For

1e.	Steve Joynt	For

1f.	Steve Kaplan	For

1g.	Gail Landis	For

1h.	Bill Lyons	For

1i	Doniel Sutton	For

1j.	Caroline Tsay	For

2.	Advisory vote to approve executive compensation.	For

3.	Advisory Vote to Approve Frequency of Votes on Executive Compensation.	Year

4.	Ratification of the appointment of KPMG LLP as Morningstar’s independent registered public accounting firm for 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D98941-P86448